UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2008

WEBSENSE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-30093	#51-0380839
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

10240 Sorrento Valley Road, San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

(858) 320-8000
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 14, 2008, at a meeting of the Compensation Committee (the “Committee”) of the Board of Directors of Websense, Inc. (the “Company”), the Committee approved the terms of the CEO Bonus Plan, the President Bonus Plan, the CFO Bonus Plan and the Officer Bonus Plan (the “Bonus Programs”) applicable to the Chief Executive Officer (the “CEO”), the President, the Chief Financial Officer (the “CFO”) and vice presidents of the Company, respectively.

Under the CEO Bonus Plan, the CEO is eligible for a target bonus amount equal to 100% of his annual salary (the “CEO Target Bonus”).  The actual amount of the CEO Target Bonus earned by the CEO is based on the Company’s achievement of certain goals established by the Committee or the Company’s Board of Directors near the beginning of the fiscal year which are related to (i) annual billings and (ii) non-GAAP operating income. The Committee decided to use non-GAAP operating income as the Committee views non-GAAP operating income as the best indicator of the current performance of the Company.  One-half of the CEO Target Bonus is earned if the Company meets its annual billings goal while the other half is earned if the Company meets its annual non-GAAP operating income goal.  Achievement of at least 90% of either the annual billings goal or the annual non-GAAP operating income goal is required for any payment of the portion of the CEO’s bonus that is based on achievement of such goal.  At 90%, the CEO earns 50% of the target payment, and at 110%  the CEO earns 150% of the target payment.  The CEO bonus amount is prorated for goal achievement between 90% - 110% of the annual billings goal or annual non-GAAP operating income goal, and no additional payments are made for any achievement in excess of 110%.  Additionally, the Committee or the Company’s Board of Directors has discretion to modify the bonus amount actually paid to the CEO between a range of 0% to 130% of the bonus amount otherwise payable, based upon the CEO’s achievement of certain individual performance goals.

Under the President Bonus Plan, the Company’s President is eligible for a target bonus amount equal to 75% of his annual base salary (the “President Target Bonus”).  The actual amount of the President Target Bonus earned by the President is based on the Company’s achievement of semi-annual and annual billings and non-GAAP operating income goals.  For each half of the Company’s fiscal year in which the Company meets its budgeted billings and non-GAAP operating income goals, the President is eligible to receive an amount equal to 25% of his annual base salary (the “President Semi-Annual Bonus”).  One-half of each President Semi-Annual Bonus is earned if the Company meets the applicable semi-annual billings goal and one-half of each President Semi-Annual Bonus is earned if the Company meets the applicable semi-annual non-GAAP operating income goal.  At the end of the fiscal year, if the Company meets its annual billings goal and annual non-GAAP operating income goal, the President is eligible to receive an additional amount equal to 25% of his annual base salary, again split in an even manner between achievement of the billings goal and the non-GAAP operating income goal.  Achievement of at least 90% of a goal is required for any payment of the portion of the President’s bonus that is based on achievement by the Company of that goal.  At 90%, the President earns 50% of the target payment, and at 110%, the President earns 150% of the target payment.  The President’s bonus amount is prorated for goal achievement between 90% - 110% of a goal, and no additional payments are made for any achievement in excess of 110%.  Additionally, the Committee or the Company’s Board of Directors has discretion to modify the bonus amount actually paid to the President between a range of 0% to 130% of the bonus amount otherwise payable, based upon the President’s achievement of certain individual performance goals.

Under the CFO Bonus Plan, the CFO is eligible for a target bonus amount equal to 50% of his annual salary (the “CFO Target Bonus”).  The actual amount of the CFO Target Bonus earned by the CFO is based on the Company’s achievement of semi-annual and annual billings and non-GAAP operating income goals.  For each half of the Company’s fiscal year in which the Company meets its budgeted billings and non-GAAP operating income goals, the CFO is eligible to receive an amount equal to 16.67% of his annual salary (the “CFO Semi-Annual Bonus”).  One-third of each CFO Semi-Annual Bonus is earned if the Company meets its applicable semi-annual billings goal and two-thirds of each CFO Semi-Annual Bonus is earned if the Company meets its applicable semi-annual non-GAAP operating income goal.  At the end of the fiscal year, if the Company meets its annual billings goal and annual non-GAAP operating income goal, the CFO is eligible to receive an additional amount equal to 16.67% of his annual salary, again split in a one-third/two-thirds manner. Achievement of at least 90% of a goal is required for any payment of the portion of the CFO’s bonus that is based on achievement of such goal.  At 90%, the CFO earns 50% of the target payment, and at 110%, the CFO earns 150% of the target payment.  The CFO bonus amount is prorated for goal achievement between 90% - 110% of a goal, and no additional payments are made for any achievement in excess of 110%.  Additionally, the Committee or the Company’s Board of Directors has discretion to modify the bonus amount actually paid to the CFO between a range of 0% to 130% of the bonus amount otherwise payable, based upon the CFO’s achievement of certain individual performance goals.

Under the Officer Bonus Plan, the Company’s vice presidents are typically eligible for a target bonus amount equal to 30% of their respective annual base salaries (the “Officer Target Bonus”).  The actual amount of the Officer Target Bonus earned by the vice president is based on the Company’s achievement of the billings and non-GAAP operating income goals.  For each half of the Company’s fiscal year in which the Company meets its budgeted billings and non-GAAP operating income goals, the vice presidents are eligible to receive an amount equal to 10% of their annual base salary (the “Officer Semi-Annual Bonus”).  One-half of each Officer Semi-Annual Bonus is earned if the Company meets its applicable semi-annual billings goal and one-half of each Officer Semi-Annual Bonus is earned if the Company meets its applicable semi-annual non-GAAP operating income goal.  At the end of the fiscal year, if the Company meets its annual billings goal and annual non-GAAP operating income goal, the vice presidents are eligible to receive an additional amount equal to 10% of their annual base salary, again split in an even manner between meeting the billings goal and the non-GAAP operating income goal.  Achievement of at least 90% of a goal is required for any payment of the portion of a vice president’s bonus that is based on achievement by the Company of that goal.  At 90%, a vice president earns 50% of the target payment, and at 110%, a vice president earns 150% of the target payment.  A vice president’s bonus amount is prorated for goal achievement between 90% - 110% of a goal, and no additional payments are made for any achievement in excess of 110%.  Additionally, the Committee or the Company’s Board of Directors has discretion to modify the bonus amount actually paid to a vice president between a range of 0% to 130% of the bonus amount otherwise payable, based upon the vice president’s achievement of certain individual performance goals.

The foregoing summary of the Bonus Programs does not purport to be complete and is qualified in its entirety by reference to the full text of the Bonus Programs, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, of this current report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)                                  Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits.

Number	Description
10.1	CEO Bonus Plan
10.2	President Bonus Plan
10.3	CFO Bonus Plan
10.4	Officer Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: March 20, 2008	/s/ Dudley Mendenhall
Dudley Mendenhall
Sr. Vice President and Chief Financial Officer (principal financial and accounting officer)

INDEX TO EXHIBITS

Number	Description
10.1	CEO Bonus Plan
10.2	President Bonus Plan
10.3	CFO Bonus Plan
10.4	Officer Bonus Plan